VIRTUS KAR Small-Mid Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2025
($ reported in thousands)

	Shares	Value
Common Stocks—99.2%
Consumer Discretionary—19.7%
Bright Horizons Family Solutions, Inc.(1)	414,224	$42,002
Choice Hotels International, Inc.	408,869	38,949
Ollie’s Bargain Outlet Holdings, Inc.(1)	417,664	45,780
Pool Corp.	201,162	46,016
Rollins, Inc.	1,238,480	74,334
SiteOne Landscape Supply, Inc.(1)	293,136	36,513
Thor Industries, Inc.	568,651	58,383
		341,977

Consumer Staples—2.7%
BJ’s Wholesale Club Holdings, Inc.(1)	516,126	46,467
Financials—21.7%
Hamilton Lane, Inc. Class A	251,284	33,750
Interactive Brokers Group, Inc. Class A	1,632,875	105,010
Jack Henry & Associates, Inc.	325,973	59,484
LPL Financial Holdings, Inc.	260,149	92,918
W. R. Berkley Corp.	1,226,574	86,007
		377,169

Health Care—5.5%
Chemed Corp.	76,779	32,850
Cooper Cos., Inc. (The)(1)	778,865	63,836
		96,686

Industrials—30.5%
Allegion plc	497,656	79,237
Equifax, Inc.	248,914	54,009
Exponent, Inc.	436,289	30,304
Lennox International, Inc.	109,249	53,049
Nordson Corp.	265,211	63,765
	Shares	Value

Industrials—continued
Saia, Inc.(1)	161,729	$52,808
UL Solutions, Inc. Class A	854,627	67,396
Watsco, Inc.	146,639	49,410
Zurn Elkay Water Solutions Corp.	1,709,295	79,465
		529,443

Information Technology—19.1%
Bentley Systems, Inc. Class B	1,660,399	63,369
ServiceTitan, Inc. Class A(1)	497,661	53,001
Teledyne Technologies, Inc.(1)	129,430	66,104
Trimble, Inc.(1)	617,948	48,416
Universal Display Corp.	481,694	56,252
Zebra Technologies Corp. Class A(1)	182,170	44,235
		331,377

Total Common Stocks (Identified Cost $1,410,125)		1,723,119

Total Long-Term Investments—99.2% (Identified Cost $1,410,125)		1,723,119

TOTAL INVESTMENTS—99.2% (Identified Cost $1,410,125)		$1,723,119
Other assets and liabilities, net—0.8%		13,043
NET ASSETS—100.0%		$1,736,162

Abbreviation:
plc	Public Limited Company

Footnote Legend:
(1)	Non-income producing.
The following table summarizes the value of the Fund’s investments as of December 31, 2025, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2025	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,723,119	$1,723,119
Total Investments	$1,723,119	$1,723,119
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2025.
There were no transfers into or out of Level 3 related to securities held at December 31, 2025.
See Notes to Schedule of Investments

VIRTUS KAR Small-Mid Cap Core Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2025
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, restricted securities, and leveraged loans are valued based on either evaluated or composite quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the
Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual financial statements.